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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) SEPTEMBER 21, 2000


                              THE HERTZ CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   1-7541                 13-1938568
-------------------------------   -----------           -------------------
(State or other jurisdiction of   (Commission            (I.R.S. Employer
       incorporation)             File Number)          Identification No.)


       225 Brae Boulevard, Park Ridge, New Jersey           07656-0713
       ------------------------------------------           ----------
        (Address of principal executive offices)            (Zip Code)


         Registrant's telephone number, including area code (201) 307-2000



                                 Not Applicable
         (Former name or former address, if changed since last report.)




                               Page 1 of 4 pages.
                        The Exhibit Index is on page 3 .

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ITEM 5.  OTHER EVENTS.

       On September 21, 2000, The Hertz Corporation issued a press release with respect to a proposal from Ford Motor Company ("Ford") to acquire the outstanding shares of The Hertz Corporation's Class A common stock not currently owned by Ford.

       A copy of such press release is attached as Exhibit 20 hereto and incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


       (c)    EXHIBITS.

              The following Exhibit is filed as part of this Report.

              (20) Press release dated September 21, 2000.





                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE HERTZ CORPORATION
                                     (Registrant)



                                     By:  /s/ Richard J. Foti
                                          Richard J. Foti
                                          Staff Vice President and Controller
                                          (Principal Accounting Officer)

Dated:  September 21, 2000


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                                  EXHIBIT INDEX




Exhibit No.              Description                                  Page

  (20)                   Press release dated September 21, 2000.      4






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